UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report: (Date of earliest event reported)   December 30, 2009

Western Lucrative Enterprises, Inc.

(Exact Name of Issuer as specified in its Charter)

Iowa

(State or Other Jurisdiction of Incorporation)

333-152950	26-3045445
(Commission File Number)	(I.R.S. Employer
Identification Number)

49590 Palo Verde Raod
Morongo Valley, CA	92256
(Address of principal executive	(Zip Code)
offices)

9400 Samel Drive
Morongo Valley,CA	92256
(Former Name or Former Address	(Zip Code)
if Changed Since Last Report)

(760) 363-3819

(Registrant's Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Changes in Registrant's Certifying Accountant.

(a) On December 30, 2009, Board of Directors of the Registrant dismissed The Blackwing Group, LLC, its independent registered public account firm. The PCAOB revoked the registration of Blackwing on December 22, 2009 because of violations of PCAOB rules and auditing standards in auditing the financial statements of two issuers from 2006 to 2008, PCAOB rules and quality controls standards and Section 10(b) of the Securities Exchange Act of 1934 and Rule 10b-5 thereunder, and non cooperation with a Board Investigation. The Board of Directors of the Registrant and the Registrant's Audit Committee approved of the dismissal of The Blackwing Group, LLC as its independent auditor. None of the reports of The Blackwing Group, LLC on the Company's financial statements for either of the past two years and the interim period from Dec. 31, 2008-the date of the last audited financial statements-through Dec. 30, 2009 contained an adverse opinion or disclaimer of opinion, or was qualified or modified as to uncertainty, audit scope or accounting principles, except that the Registrant's audited financial statements contained in its Form S-1 for the period ended 7/22/2008 a going concern qualification in the registrant's audited financial statements.

During the registrant's two most recent fiscal years and the interim periods from Dec. 31, 2008-the date of the last audited financial statements- through Dec. 30, 2009, there were no disagreements with The Blackwing Group, LLC. whether or not resolved, on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to The Blackwing Group, LLC's satisfaction, would have caused it to make reference to the subject matter of the disagreement in connection with its report on the registrant's financial statements.

The registrant has requested that The Blackwing Group, LLC furnish it with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements. The letter is attached as an exhibit to this Form 8-K.

The registrant intends to engage Sam Kan & Company, CPA's to act as its independent registered public accounting firm for all statements going forward and to perform any required re-audits.

Item 7.01 FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

a) Not Applicable.

b) Not Applicable.

c) Exhibits

No. Exhibits

16.1 Letter from The Blackwing Group,LLC dated February,10 2010, to the Securities and Exchange Commission regarding statements included in this Form 8-K

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  Feb. 5, 2010

Western Lucrative Enterprises, Inc.

/s/ Randall A. Baker

Randall A. Baker, President, CEO

Exhibit Index

Exhibit No.       Description of Exhibit

16.1      Letter from The Blackwing Group, LLC, dated February,10 2010, to the Securities and Exchange Commission regarding statements included in this Form 8-K

2